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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K(A)


                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 13, 1996


                     TRANSACTION SYSTEMS ARCHITECTS, INC.
            (Exact name of registrant as specified in its charter)


DELAWARE                           0-25346                        47-0772104
(State or other jurisdiction     (Commission                    (IRS Employer
of incorporation)                File Number)                Identification No.)


              330 South 108th Avenue, Omaha, Nebraska      68154
            (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code:  (402) 390-7600
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                     TRANSACTION SYSTEMS ARCHITECTS, INC.
                                  FORM 8-K(A)

     Transaction Systems Architects, Inc. ("TSA" or the "Company") hereby amends
Item 2 of its Form 8-K filed on August 21, 1996 to add the following:

Item 2.              Acquisition or Disposition of Assets

     On September 13, 1996, TSA acquired all of the issued and outstanding shares of common stock of Grapevine Systems, Inc., a Nebraska corporation ("Grapevine"), pursuant to a statutory share exchange under a Stock Exchange Agreement (the "Stock Exchange Agreement") dated as of July 15, 1996 by and among TSA, Grapevine and the principal shareholders of Grapevine. Pursuant to the Stock Exchange Agreement, the number of shares of TSA Class A Common Stock the Company was required to issue to shareholders of Grapevine was adjusted to 380,441 shares.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSACTION SYSTEMS ARCHITECTS, INC.

 Dated: September 13, 1996                      By:   /s/ Gregory J. Duman
                                                   -----------------------
                                                      Gregory J. Duman
                                                   Chief Financial Officer
                                                (Principal Financial Officer)

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